GENERAL	6 Months Ended
Jun. 30, 2018
Organization, Consolidation and Presentation of Financial Statements [Abstract]
GENERAL
NOTE 1:-	GENERAL

a.
Ceragon Networks Ltd. ("the Company") is a wireless backhaul specialist.  It provides wireless backhaul solutions that enable cellular operators and other wireless service providers to deliver voice and data services, enabling smart-phone applications such as internet browsing, social networking applications, image sharing, music and video applications. Its wireless backhaul solutions use microwave radio technology to transfer large amounts of telecommunication traffic between base stations and small-cells and the core of the service provider's network. The Company also provides wireless fronthaul solutions that use microwave technology for ultra-high speed, ultra-low latency communication between LTE/LTE-Advanced base band digital units stations and remote radio heads.

b.
The Company's solutions support all wireless access technologies, including LTE-Advanced, LTE, HSPA, EV-DO, CDMA, W-CDMA and GSM. The Company's systems also serve evolving network architectures including all-IP long haul networks.

c.	The Company sells its products through a direct sales force, systems integrators, distributors and original equipment manufacturers.

d.	The Company's wholly owned subsidiaries provide research and development, marketing, manufacturing, distribution, sales and technical support to the Company's customers worldwide.

e.
Subsequent to balance sheet date, the Company signed commercial agreements with Orocom, a new operator in Peru, to provide broadband connectivity in rural regions. The Peruvian Government (“Fitel”) chose Orocom for the deployment of transport and broadband access networks in three of six regions in Peru. Orocom is owned by a consortium of companies, comprising telecommunications license holders as well as companies with expertise in fiber-based technologies.

In anticipation of signing the commercial agreements mentioned above and after signing an operating agreement with Orocom and its shareholders, the Company provided, in the second quarter of 2018, bank guarantees amounting to $29.1 million, on behalf of Orocom to Fitel, to secure the return of a down payment to be received by Orocom, or part of it, in case Orocom fails to meet the down payment related obligations. These bank guarantees came into effect subsequent to the balance sheet date, when a down payment of $29.1 million was received by Orocom. Orocom’s down payment related obligations include primarily meeting specifications and timelines as defined in the agreement between Orocom and Fitel, unless justified or otherwise agreed between these parties; using the funds provided by Fitel properly for the purpose of the project; and maintaining certain composition of shareholders in Orocom for at least three years. The Company’s bank guarantees may be gradually reduced as the network build-out process progresses. Should Orocom meet its down payment related obligations towards Fitel, the bank guarantees are expected to be returned to the Company by the end of 2019.

Provisions of the operating agreement mentioned above grant the Company certain protective rights in Orocom during the network build-out phase and until the bank guarantees are returned to the Company, as well as recovery rights against Orocom and its shareholders. These protective rights include, among others, two seats in Orocom’s board of directors that comprise half of the board seats; a requirement for receipt of consent by all board members to various decisions, including but not limited to, for the approval of any commitment exceeding one hundred thousand dollars; and full access to Orocom’s books and records and any other data, including audit rights.